Exhibit 99.1

March 13, 2023 4Q22 Investor Presentation - Piper Sandler Atlanta Bank Tour

Disclosures 2 CAUTIONARY STATEMENT This communication contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . In general, forward - looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to the expected returns and other benefits of the merger (the “merger”) with Progress Financial Corporation (“Progress”), expected improvement in operating efficiency resulting from the merger, estimated expense reductions resulting from the transaction and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the merger on United’s capital ratios . Forward - looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance . Actual results may prove to be materially different from the results expressed or implied by the forward - looking statements . Forward - looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements . Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings from the merger may not be realized or take longer than anticipated to be realized, (2) disruption from the merger with customer, supplier, employee or other business partner relationships, (3) the possibility that the costs, fees, expenses and charges related to the merger may be greater than anticipated, (4) reputational risk and the reaction of the companies’ customers, suppliers, employees or other business partners to the merger, (5) the risks relating to the integration of Progress’ operations into the operations of United, including the risk that such integration will be materially delayed or will be more costly or difficult than expected, (6) the risk of potential litigation or regulatory action related to mergers, (7) the risks associated with United’s pursuit of future acquisitions, (8) the risk of expansion into new geographic or product markets, (9) the dilution caused by United’s issuance of additional shares of its common stock in mergers, and (10) general competitive, economic, political and market conditions . Further information regarding additional factors which could affect the forward - looking statements can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward - Looking Statements” and “Risk Factors” in United’s Annual Report on Form 10 - K for the year ended December 31 , 2021 , and other documents subsequently filed by United with the SEC . Many of these factors are beyond United’s ability to control or predict . If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward - looking statements . Accordingly, shareholders and investors should not place undue reliance on any such forward - looking statements . Any forward - looking statement speaks only as of the date of this communication, and United undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . New risks and uncertainties may emerge from time to time, and it is not possible for United to predict their occurrence or how they will affect United . United qualifies all forward - looking statements by these cautionary statements .

Disclosures 3 NON - GAAP MEASURES This Investor Presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”) . This financial information includes certain operating performance measures, which exclude merger - related and other charges that are not considered part of recurring operations . Such measures include : “Earnings per share – operating,” “Diluted earnings per share – operating,” “Tangible book value per share,” “Return on common equity – operating,” “Return on tangible common equity – operating,” “Return on assets – operating,” “Return on assets – pre - tax pre - provision, excluding merger - related and other charges,” “Efficiency ratio – operating,” “Expenses – operating,” and “Tangible common equity to tangible assets . ” Management has included these non - GAAP measures because it believes these measures may provide useful supplemental information for evaluating United’s underlying performance trends . Further, management uses these measures in managing and evaluating United’s business and intends to refer to them in discussions about our operations and performance . Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non - GAAP measures that may be presented by other companies . To the extent applicable, reconciliations of these non - GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non - GAAP Reconciliation Tables’ included in the exhibits to this Presentation .

#2 Highest Net Promoter Score among all banks nationwide in 2021 – J.D. Power TOP 10 WORLD’S BEST BANKS and #3 in the United States – Forbes 206 BANKING OFFICES ACROSS THE SOUTHEAST #1 IN CUSTOMER SATISFACTION in 2022 with Retail Banking in the Southeast – J.D. Power United Community Banks, Inc. $ 24.0 BILLION IN TOTAL ASSETS $4.3 BILLION IN AUA $ 19.9 BILLION IN TOTAL DEPOSITS BEST BANKS TO WORK FOR in 2022 for the sixth consecutive year – American Banker $0.22 QUARTERLY DIVIDEND – UP 10% YOY 4 Premier Southeast Regional Bank x Metro - focused branch network with locations in the fastest - growing MSAs in the Southeast x 198 branches, 8 LPOs, and 6 MLOs across six Southeast states x Top 10 market share in GA and SC x Proven ability to integrate – 13 acquisitions completed over the past 10 years Committed to Service Since 1950 Extended Navitas and SBA Markets $ 15.3 BILLION IN TOTAL LOANS Company Overview 12.8 % TIER 1 RBC 100 BEST BANKS IN AMERICA in 2022 f or the ninth consecutive year – Forbes x Offered nationwide x SBA business has both in - footprint and national business (4 specific verticals) x Navitas subsidiary is a technology - enabled small - ticket, essential - use commercial equipment finance provider UCBI Banking Offices Note: See glossary located at the end of this presentation for reference on certain acronyms Regional Full Service Branch Network National Navitas and SBA Markets

$23.63 $23.78 $24.38 $18.42 $16.52 $17.13 4Q21 3Q22 4Q22 Book Value Per Share GAAP Tangible 77% Loan - to - Deposit ratio 10.86% Return on common equity – GAAP 15.2% Return on tangible common equity – operating (1) Other 4Q notable items: $3.6mm (pre - tax) gain on equity investment marks $1.8mm (after - tax) tax loss on BOLI surrender $0.74 Diluted earnings per share – GAAP $0.75 Diluted earnings per share – operating (1) 1.33% Return on average assets – GAAP 1.35% Return on average assets – operating (1) 2.09% PTPP return on average assets – operating (1) 0.49% Cost of deposits 38% DDA / Total Deposits 4Q22 Highlights (1) See non - GAAP reconciliation table slides in the Appendix for a reconciliation of operating performance measures to GAAP performance $0.55 $0.74 $0.74 $0.64 $0.75 $0.75 4Q21 3Q22 4Q22 Diluted Earnings Per Share GAAP Operating (1) 0.96% 1.32% 1.33% 1.10% 1.34% 1.35% 4Q21 3Q22 4Q22 Return on Average Assets GAAP Operating 1.21% 1.94% 2.07% 1.40% 1.97% 2.09% 4Q21 3Q22 4Q22 PTPP Return on Average Assets PTPP Operating PTPP (1) (1) 12% Annualized 4Q EOP loan growth 48.0% Efficiency ratio – GAAP 47.4% Efficiency ratio – operating (1) 5 (1)

6 (1) See non - GAAP reconciliation table slides in the Appendix for a reconciliation of operating performance measures to GAAP performa nce (2) UCBI 1Q22 includes the impact of the $18.3 million initial provision to establish the reserve for Reliant loans and unfunded com mitments, which reduced ROA – Operating by 24 bps and reduced ROTCE – Operating by 289 bps Long - Term Financial Performance & Shareholder Return 1.35% 1.46% 1.04% 1.37% 0.78% 1.08% 1.32% 1.33% 1.40% 1.51% 1.07% 1.42% 0.89% 1.17% 1.34% 1.35% 2018 2019 2020 2021 1Q22 2Q22 3Q22 4Q22 ROA (1)(2) UCBI - GAAP UCBI - Operating KRX Peer Median 11.60% 11.89% 9.25% 13.14% 6.80% 9.31% 11.02% 10.86% 15.69% 15.81% 12.24% 17.33% 11.00% 14.20% 15.60% 15.20% 2018 2019 2020 2021 1Q22 2Q22 3Q22 4Q22 ROTCE (1)(2) UCBI - GAAP ROE UCBI - Operating KRX Peer Median $427 $243 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Total Shareholder Return $ UCBI Outperformance Performance for the period ended January 13, 2023 United Community Banks, Inc. KBW Nasdaq Regional Bank Index (KRX) 1 - YEAR - 7% - 13% 3 - YEAR 28% 16% 5 - YEAR 29% 12% 10 - YEAR 328% 142%

7 1% 20% 25% 49% 6% Progress Financial Corporation Merger Update Tuscaloosa Destin Huntsville Birmingham Alabama Florence Decatur Daphne Progress Financial Corporation (14) United Community Banks, Inc. (184) Panama City Business Update x Closed acquisition on January 3, 2023 x Progress is headquartered in Huntsville, Alabama and has 14 branches in some of the Southeast’s fastest growing markets in Alabama and the Florida Panhandle x As of September 30, 2022, Progress had $1.4 billion in loans and $1.5 billion in deposits x Progress CEO David Nast will continue to lead the markets as United’s State President for Alabama and the Florida Panhandle x Operational conversion is scheduled for early 2Q23 x Return metrics are expected to be within United’s target ranges

Footprint Focused on High-Growth MSAs in Southeast

Fastest Growing Major Southeast MSAs [1]	UCBI Market Rank[3]	% of UCBI Deposits[3]	'22 – '27 Proj. Pop. Growth %	'22 – '27 Proj. HHI. Growth %	'22 Total Deposits ($M)
1) Nashville, TN	10	9.48%	6.10%	13.89%	89,155
2) Orlando, FL	13	4.13%	5.64%	13.81%	73,009
3) Atlanta, GA	9	20.38%	5.38%	11.85%	235,389
4) Raleigh, NC	12	3.44%	5.14%	12.32%	38,965
5) Jacksonville, FL	21	0.38%	4.82%	13.91%	97,625
6) Tampa, FL	37	0.40%	4.79%	12.06%	115,930
7) Charlotte, NC	13	2.86%	4.47%	12.74%	315,760
8) Richmond, VA	--	--	4.46%	10.22%	127,383
9) Birmingham, AL	21	1.15%	4.25%	10.99%	54,793
10) Washington DC	--	--	4.05%	8.89%	358,351
11) Miami, FL	51	1.48%	3.97%	13.84%	324,607

Fastest Growing Mid-Size Southeast MSAs [2]	UCBI Market Rank[3]	UCBI (%) of Total Deposits[3]	'22 – '27 Proj. Pop. Growth %	'22 – '27 Proj. HHI. Growth %	'22 Total Deposits ($M)
1) Daphne, AL	25	0.00%	7.80%	8.43%	6,472
2) Huntsville, AL	7	3.06%	7.14%	12.58%	11,473
3) Myrtle Beach, SC	13	1.86%	6.42%	12.41%	12,128
4) Cape Coral, FL	--	--	6.08%	12.09%	20,858
5) Winter Haven, FL	--	--	5.80%	9.68%	10,057
6) Naples, FL	29	0.05%	5.71%	13.34%	23,081
7) Gainesville, GA	4	2.89%	5.65%	17.85%	5,801
8) Sarasota, FL	29	0.35%	5.56%	15.84%	28,517
9) Destin, FL	15	0.69%	5.34%	12.21%	7,826
10) Clarksville, TN-KY	7	1.95%	5.26%	9.60%	5,304
11) Fayetteville, AR	--	--	5.18%	8.73%	15,690
12) Charleston, SC	14	1.15%	5.09%	15.11%	20,394
13) Hilton Head, SC	15	0.21%	5.08%	13.36%	6,181
14) Port St. Lucie, FL	15	0.11%	4.98%	14.54%	12,332
15) Tuscaloosa, AL	25	0.00%	4.85%	10.56%	5,299
16) Athens, GA	9	1.05%	4.76%	11.34%	6,049
17) Knoxville, TN	10	2.83%	4.70%	10.92%	23,854
18) Daytona Beach, FL	--	--	4.67%	13.62%	14,104
19) Savannah, GA	8	1.09%	4.57%	8.56%	9,313
20) Spartanburg, SC	7	1.22%	4.47%	12.48%	6,019

United MSA Presence | Progress MSA Presence

Projected Population Growth[2] (2022-2027)



4.9%
3.2%
United Community Bank
National Avg.

Projected Household Income Growth[2] (2022-2027)



11.9%
12.1%
United Community Bank
National Avg.

(1) Includes MSAs with a population of greater than 1,000,000
(2) Includes MSAs with a population between 200,000 and 1,000,000
(3) Market Rank and (%) of Total Deposits pro forma for pending acquisition of Progress Financial Corporation

8

38% 22% 23% 8% 9% DDA MMDA Savings Time NOW Outstanding Deposit Franchise 9 Note: Core transaction accounts include demand deposits, interest - bearing demand, money market and savings accounts, excluding p ublic funds deposits x Favorable core deposit mix and deposit costs below peers x Cost of deposits increased to 0.49%; up 30 bps from 3Q22 x 4Q22 deposit beta of 21% x 12.0% cumulative deposit beta since 4Q21 x Historical 4Q15 – 2Q19 deposit beta equal to 24% x Total deposits were down $444 million in 4Q22, or 9% annualized from 3Q22; up $1.6 billion or 9% from 4Q21 x Customer deposits have increased over $300 million in 1Q23 as of March 10, 2023 4Q22 Total Deposits $19.9 billion Cost of Deposits Trend 0.17% 0.14% 0.09% 0.07% 0.06% 0.06% 0.08% 0.19% 0.49% 0.31% 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 UCBI KRX Peer Median

Deposit Trends 10 x Business deposits decreased $622 million from 3Q22, primarily due to a $532 million decrease in Business DDA deposits • The Business DDA outflow was driven by a combination of asset purchases, owner distributions, tax payments and movement into higher yielding accounts, both inside and outside of the bank x Personal deposits decreased $84 million from 3Q22, primarily due to a $141 million decrease in Personal DDA deposits • The Personal DDA outflow was primarily a result of individuals seeking higher rates for their excess liquidity, with more than half that moved into higher yielding accounts at United 3Q22 4Q22 Balance ($ in millions) Avg Cust. Balance Balance ($ in millions) Avg Cust. Balance Business - DDA $5,310 $60,184 $4,778 $54,028 Business - All Other $2,371 $186,344 $2,281 $178,636 Personal - DDA $3,912 $12,129 $3,771 $11,629 Personal - All Other $6,380 $32,723 $6,437 $33,094 Public $2,129 $729,473 $2,440 $848,230 Brokered & Other $220 N/A $169 N/A Total $20,321 $32,704 $19,877 $31,911

11 4Q22 Total Loans $15.3 billion Well - Diversified Loan Portfolio Quarter Highlights x Loans increased $453 million, or 12% annualized x Construction & CRE ratio as a percentage of total RBC = 79% / 199% x Top 25 relationships totaled $774 million, or 5.0% of total loans x SNCs outstanding of $331 million, or 2.2% of total loans x Project lending limit of $32 million x Conservative relationship lending limits driven by risk grades 42% 10% 21% 1% 15% 6% 3% 2% Residential Mortgage Manufactured Housing C&I Commercial Construction CRE Other Consumer Home Equity Residential Construction $2.3 $2.7 $1.4 Commercial & Industrial Owner Occupied CRE Equipment Financing $ in billions

8.7% 8.5% 8.1% 7.7% 7.6% 7.7% 7.9% 6.8% 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 UCBI KRX Peer Median 12 Loans / Deposits % Tangible Common Equity / Tangible Assets % Common Equity Tier 1 RBC %* 70% 66% 64% 68% 70% 73% 77% 82% 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 UCBI KRX Peer Median x Substantial balance sheet liquidity and above - peer capital ratios x $6.2 billion securities portfolio offers significant near - and medium - term cash flow opportunities x Deposits funding 95% of total funding liabilities 12.6% 12.6% 12.5% 11.9% 12.0% 12.1% 12.3% 11.2% 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22* UCBI KRX Peer Median Balance Sheet Strength – Liquidity and Capital *4Q22 regulatory capital ratios are preliminary

13 Risk - Based Capital Ratios* Tangible Book Value Per Share x 4Q22 capital ratios increased and are above peers x The leverage ratio increased 28 bps to 9.69%, as compared to 3Q22 x Progress acquisition closed in 1Q23 and will reduce risk - based ratios approximately 45 bps to 55 bps on a stand - alone basis x Quarterly dividend of $0.22 per share, an increase of 10% YOY x There were no share repurchases during 4Q22 x Net unrealized securities losses in AOCI improved by $3.3 million to $342 million in 4Q22 • AFS securities portfolio of $3.6 billion with a 3.5 - year duration 12.6% 12.5% 11.9% 12.0% 12.1% 11.2% 12.3% 0.8% 0.7% 0.6% 0.6% 0.6% 0.6% 0.6% 1.6% 1.5% 1.9% 1.9% 1.9% 1.9% 2.0% 14.9% 14.7% 14.3% 14.5% 14.6% 13.6% 14.8% 3Q21 4Q21 1Q22 2Q22 3Q22 3Q22 KRX Peer Median 4Q22* CET1 Non-common Tier 1 Tier 2 Total $17.13 $16.52 $0.77 ( $0.01 ) ( $0.24 ) $0.07 $0.02 3Q22 TBV Operating Earnings Merger Charges Dividends Change in OCI Other 4Q22 TBV Capital *4Q22 regulatory capital ratios are preliminary

14 Net Interest Revenue & Net Interest Margin 4Q22 NIM Expansion x Net interest revenue increased $10.1 million from 3Q22, or 20% annualized x Net interest margin increased 19 bps from 3Q22, primarily driven by increased interest rates x Core net interest margin of 3.74%, which excluded purchased loan accretion x Purchased loan accretion totaled $1.3 million and contributed 2 bps to the margin, down 2 bps from 3Q22 x Approximately $5.3 billion or 35% of total loans are floating rate with another $1.9 billion that will adjust beyond one year x 25% of securities were variable rate, of which 19% is floating or reprices within one year Net Interest Revenue / Margin (1) Yields & Costs $137.6 $199.8 $209.9 2.81% 3.57% 3.76% 2.66% 3.53% 3.74% $- $50.0 $100.0 $150.0 $200.0 2.00% 2.50% 3.00% 3.50% 4.00% 4Q21 3Q22 4Q22 Net Interest Revenue Net Interest Margin Core Net Interest Margin $ in millions 4.18% 4.18% 4.33% 4.71% 5.22% 2.81% 2.97% 3.19% 3.57% 3.76% 1.46% 1.55% 1.81% 2.15% 2.44% 0.22% 0.22% 0.26% 0.44% 0.96% 4Q21 1Q22 2Q22 3Q22 4Q22 Loan Yield NIM Securities Yield Cost of IBL (1) Net interest margin is calculated on a fully - taxable equivalent basis (2) Core net interest margin excludes PPP fees and purchased loan accretion 3.76% 3.57% 0.01% 0.20% ( 0.02% ) 3Q22 NIM Mix Change Higher Interest Rates Loan Accretion 4Q22 NIM (2) (1)

Noninterest Income $ in millions $8.6 $9.1 $10.0 $9.6 $9.5 $7.8 $4.7 $6.7 $7.9 $13.5 $6.1 $5.9 $6.0 $5.9 $5.8 $10.9 $16.1 $7.0 $6.3 $3.1 $3.8 $3.2 $3.8 $2.2 $1.5 4Q21 1Q22 2Q22 3Q22 4Q22 Service Charges Other Brokerage / Wealth Mgmt Mortgage Loan sale gains $37.2 $33.4 Linked Quarter x Fees were up $1.5 million • Notable items include: • Positive equity valuation marks of $3.6 million • $184,000 of securities losses • A $3.2 million decline in mortgage fees driven by the absence of last quarter’s $2.4 million MSR write - up and a decline in locked volume of $92 million, or 20% from 3Q22 • MSR write - down of $239,000 in 4Q22 • We opted to sell fewer SBA / USDA loans and took $982,000 in 4Q gains on $16.9 million loans sold compared to $1.5 million in gains on $20.4 million loans sold in 3Q22 • SBA / USDA loan originations increased $11.4 million to $46.8 million • Gain on sale of equipment finance loans was $522,000 on $24.3 million of loan sales compared to $693,000 in gains on $21.6 million of loan sales in 3Q22 Year - over - Year x Fees were down $3.8 million • Mortgage rate locks of $364 million in 4Q22 compared to $695 million in 4Q21 15 $31.9 $39.0 $33.5

$109.2 $119.3 $120.8 $112.8 $117.3 $99.2 $110.3 $113.6 $111.0 $115.9 4Q21 1Q22 2Q22 3Q22 4Q22 GAAP Operating Disciplined Expense Management $ in millions x The efficiency ratio improved compared to last quarter due to continuing strong growth in Net Interest Income x Year over year comparisons are also positively impacted due to merger - related cost savings 16 Efficiency Ratio % Noninterest Expense $ 62.1% 57.4% 56.6% 48.4% 48.0% 56.5% 53.1% 53.2% 47.7% 47.4% 52.04% 4Q21 1Q22 2Q22 3Q22 4Q22 GAAP Operating KRX Peer Median x Total operating expenses increased by $4.9 million quarter over quarter; notable items include: x $939,000 in salaries driven by mid - year inflation driven increases x $1.1 million in lower deferred costs from lower mortgage volume x $700,000 in increased FDIC expenses, as assessment rates are increasing industry - wide

x 4Q22 net charge - offs of $6.6 million, or 0.17% of average loans, annualized • Navitas 4Q22 NCOs of 0.50%, annualized, or $1.7 million x Non - performing assets increased $8.8 million during the quarter and were 0.29% of total loans, an increase of 5 bps quarter over quarter and essentially flat year over year x Special mention loans improved from $312 million in 3Q22 to $247 million in 4Q22 x Higher risk loans, defined as special mention plus substandard accruing, declined slightly quarter over quarter and were down from 4% of loans in 4Q21 to 2.9% of loan in 4Q22 Credit Quality Net Charge - Offs as % of Average Loans Non - Performing Assets as a % of Total Loans 17 0.28% 0.29% 0.23% 0.24% 0.29% 4Q21 1Q22 2Q22 3Q22 4Q22 2.6% 2.1% 2.0% 2.1% 1.6% 1.4% 1.2% 1.2% 1.1% 1.3% 4Q21 1Q22 2Q22 3Q22 4Q22 Special Mention (%) Substandard Accruing(%) Special Mention & Substandard Accruing Loans as a % of Total Loans 0.01% 0.08% - 0.03% 0.03% 0.17% 4Q21 1Q22 2Q22 3Q22 4Q22

Allowance for Credit Losses Allowance for Credit Losses (ACL) Walk - Forward Allowance for Credit Losses (ACL) 18 Note: ACL includes the reserve for unfunded commitments x The provision for credit losses was $19.8 million in 4Q22 x Loan growth accounted for $7.0 million of the provision increase x A weakening Moody’s economic forecast drove $12.9 million in reserve build for the quarter x Reserve levels continue to strengthen to 1.18% of loans from 0.97% in 4Q21 $114 $146 $153 $167 $181 0.97% 1.02% 1.05% 1.12% 1.18% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% $30 $50 $70 $90 $110 $130 $150 $170 4Q21 1Q22 2Q22 3Q22 4Q22 ACL - Allowance for Credit Losses $ ACL - Allowance for Credit Losses % $167,300 $180,520 $6,996 ( $6,611 ) ( $20 ) $12,855 3Q22 ACL Loan Growth NCOs Specific Reserve Model / Forecast Changes 4Q22 ACL ($000)

4 Q22 INVESTOR PRESENTATION Exhibits

x 2.85% asset sensitivity in +100 bp ramp; down from 3.60% asset sensitivity in 3Q22 x One 25 bp Fed rate hike is worth approximately 3.6 bps to net interest margin x Other relevant data points • Approximately $5.3 billion or 35% of total loans are floating rate; another $1.9 billion will adjust after one year 20 Net Interest Income Sensitivity Loan Repricing Characteristics Cumulative Betas Interest Rate Sensitivity 0.89% 3.53% 6.97% 2.85% 4.33% +25 bps +100 bps +200 bps % Change - Shocks % Change - Ramps 4Q21 2Q22 3Q22 4Q22 Average Fed Funds Rate 0.07% 0.76% 2.20% 3.65% Securities 51% 32% 27% Loans 22% 25% 29% Deposits 3% 6% 12% 53% 3% 14% 14% 4% 12% Fixed BSBY Libor Prime SOFR Adjustable

Navitas Portfolio Net Charge - Offs 21 x Navitas represents 9% of total loans x Navitas 4Q22 NCOs of 0.50%, or $1.7 million x Navitas ACL / Loans of 1.70% x After six quarters of lower than normal losses, NCOs have begun to normalize towards historical levels Navitas Performance $ in millions $823 $864 $913 $969 $1,017 $1,083 $1,148 $1,211 $1,281 $1,374 9.19% 9.12% 9.08% 9.08% 9.01% 8.89% 8.85% 8.80% 8.79% 8.88% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 Navitas Loans $ Portfolio Yield % 0.72% 0.83% 0.70% 0.13% 0.21% 0.29% 0.10% 0.31% 0.36% 0.50% 2019 2020 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22

x Gain on sale % decreased in 4Q22 driven by a continued rise in rates driving increased price competition x Rate locks were $364 million compared to $456 million in 3Q22 x Purchase / Refi mix shifted slightly from 65% / 35% in 4Q21 to 62% / 38% in 4Q22 x 68% of locked loans were variable rate mortgages in 4Q22, up from 57% in 3Q22 x Sold $68 million loans in 4Q22, down $25 million from $93 million sold in 3Q22 22 Mortgage Locks & Sales Purchase vs. Refinance Mortgage Activity Shift to Purchase & Adj. Rate Loans $695 $757 $597 $456 $364 $285 $207 $160 $93 $68 3.9% 3.6% 3.7% 3.1% 2.7% -0.5% 0.5% 1.5% 2.5% 3.5% 4.5% 5.5% $0 $100 $200 $300 $400 $500 $600 $700 $800 4Q21 1Q22 2Q22 3Q22 4Q22 Mortgage locks $ Loans sold $ Gain on sale % 65% 66% 73% 71% 62% 35% 34% 27% 29% 38% 4Q21 1Q22 2Q22 3Q22 4Q22 Purchase Refinance $ in millions

23 x Senior Care lending team are dedicated specialists with significant experience in the space x Senior Care portfolio outstanding totaled $408 million as of 4Q22, or 2.7% of total loans x As of December 31, $2.2 million of Senior Care loans were nonaccruing x As of December 31, $111 million of Senior Care loans were special mention and $77 million were substandard accruing 1% 20% 25% 49% 6% Selected Segments – Senior Care $ in millions $46 $48 $64 $73 $73 $66 $59 $58 $77 $100 $172 $170 $170 $169 $144 $135 $124 $111 $511 $535 $537 $549 $520 $518 $465 $442 $408 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 Substandard Accruing $ Special Mention $ Pass $

Non - GAAP Reconciliation Tables $ in thousands, except per share data 24 4Q21 1Q22 2Q22 3Q22 4Q22 Expenses Expenses - GAAP 109,156$ 119,275$ 120,790$ 112,755$ 117,329$ Merger-related and other charges (9,912) (9,016) (7,143) (1,746) (1,470) Expenses - Operating 99,244$ 110,259$ 113,647$ 111,009$ 115,859$ Diluted Earnings per share Diluted earnings per share - GAAP 0.55$ 0.43$ 0.61$ 0.74$ 0.74$ Merger-related and other charges 0.09 0.07 0.05 0.01 0.01 Diluted earnings per share - Operating 0.64 0.50 0.66 0.75 0.75 Book Value per share Book Value per share - GAAP 23.63$ 24.38$ 23.96$ 23.78$ 24.38$ Effect of goodwill and other intangibles (5.21) (7.30) (7.28) (7.26) (7.25) Tangible book value per share 18.42$ 17.08$ 16.68$ 16.52$ 17.13$ Return on Tangible Common Equity Return on common equity - GAAP 9.32% 6.80% 9.31% 11.02% 10.86 % Effect of merger-related and other charges 1.42 1.03 0.79 0.19 0.15 Return on common equity - Operating 10.74 7.83 10.10 11.21 11.01 Effect of goodwill and intangibles 3.19 3.17 4.10 4.39 4.19 Return on tangible common equity - Operating 13.93% 11.00% 14.20% 15.60% 15.20 % Return on Assets Return on assets - GAAP 0.96% 0.78% 1.08% 1.32% 1.33 % Merger-related and other charges 0.14 0.11 0.09 0.02 0.02 Return on assets - Operating 1.10% 0.89% 1.17% 1.34% 1.35%

Non - GAAP Reconciliation Tables $ in thousands, except per share data 25 4Q21 1Q22 2Q22 3Q22 4Q22 Return on Assets to return on assets- pre-tax pre-provision Return on assets - GAAP 0.96% 0.78% 1.08% 1.32% 1.33 % Income tax expense 0.26 0.20 0.32 0.37 0.41 (Release of) provision for credit losses (0.01) 0.39 0.09 0.25 0.33 Return on assets - pre-tax, pre-provision 1.21 1.37 1.49 1.94 2.07 Merger-related and other charges 0.19 0.15 0.11 0.03 0.02 Return on assets - pre-tax, pre-provision, excluding merger-related and other charges 1.40% 1.52% 1.60% 1.97% 2.09 % Efficiency Ratio Efficiency Ratio - GAAP 62.12% 57.43% 56.58% 48.41% 47.95 % Merger-related and other charges (5.64) (4.34) (3.35) (0.75) (0.60) Efficiency Ratio - Operating, excluding PPP fees and MSR marks 56.48% 53.09% 53.23% 47.66% 47.35 % Tangible common equity to tangible assets Equity to assets ratio - GAAP 10.61% 11.06% 10.95% 11.12% 11.25 % Effect of goodwill and other intangibles (2.06) (2.94) (2.96) (3.01) (2.97) Effect of preferred equity (0.46) (0.40) (0.40) (0.41) (0.40) Tangible common equity to tangible assets ratio 8.09% 7.72% 7.59% 7.70% 7.88%

Glossary 26 ACL – Allowance for Credit Losses MLO – Mortgage Loan Officer ALLL – Allowance for Loan Losses MTM – Marked-to-market AUA – Assets Under Administration MSA – Metropolitan Statistical Area BPS – Basis Points MSR – Mortgage Servicing Rights Asset C&I – Commercial and Industrial NCO – Net Charge-Offs C&D – Construction and Development NIM – Net Interest Margin CECL – Current Expected Credit Losses NPA – Non-Performing Asset CET1 – Common Equity Tier 1 Capital NSF – Non-sufficient Funds CRE – Commercial Real Estate OO RE – Owner Occupied Commercial Real Estate CSP – Customer Service Profiles PCD – Loans Purchased with Credit Deterioration DDA – Demand Deposit Account PPP – Paycheck Protection Program EOP – End of Period PTPP – Pre-Tax, Pre-Provision Earnings EPS – Earnings Per Share RBC – Risk Based Capital FTE – Fully-taxable equivalent ROA – Return on Assets GAAP – Accounting Principles Generally Accepted in the USA SBA – United States Small Business Administration KRX – KBW Nasdaq Regional Banking Index TCE – Tangible Common Equity LPO – Loan Production Office USDA – United States Department of Agriculture YOY – Year over Year